                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ________________________



                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                March 27, 2001



                                FMC CORPORATION
-------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                       1-2376                  94-4079804
-----------------------------           ------                  ----------
(State or other jurisdiction         (Commission            (I.R.S. Employer
   of incorporation)                 File Number)           Identification No.)



              200 East Randolph Drive, Chicago, Illinois       60601
-------------------------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)



                                (312) 861-6000
  ---------------------------------------------------------------------------
                        Registrant's telephone number,
                              including area code

Item 7.   Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is furnished as part of this report to the extent described in Item 9.


  Exhibit Number                   Topic                           Presenters
--------------------------------------------------------------------------------
Exhibit 99a         FMC Corporation--Introduction; Hydrogen      Mike P. Smith
                    Peroxide Business; Soda Ash Business         Bill Breunig
--------------------------------------------------------------------------------


Item 9. Regulation FD Disclosure. The UBS Warburg Grass Roots Chemical Conference was held on March 27, 2001 in New Orleans, LA. Slides used in a presentation made at the conference by Mike P. Smith, Division Manager, Hydrogen Peroxide, FMC Corporation; and Bill Breunig, Business Director, Alkali Chemicals Division, FMC Corporation; are attached hereto as an exhibit to this report. These slides may also be accessed at the company's website (www.fmc.com), where the presentation may be replayed via a webcast that will be available for approximately thirty days. The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Corporation that the information is material or that investors should consider this information before deciding to buy or sell FMC securities.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FMC CORPORATION


                            By /s/ William H. Schumann III
                              ----------------------------
                               William H. Schumann III
                               Senior Vice President and
                               Chief Financial Officer


Date: March 27, 2001